UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 28, 2021

Date of report (date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3753 Howard Hughes Parkway, Ste 200-849, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

(800) 292-3909

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2021, MusclePharm Corporation (the “Company”) entered into an Agreement (the “Agreement”) with Jason May (“May”), pursuant to which the Company has engaged May on a non-exclusive basis to assist with the growth of the Company’s energy beverage product line.

In connection with entry into the Agreement, the Company issued to May an option to purchase 1,673,994 shares of the Company’s common stock at a price per share of $[0.70]1. The option has an exercise term of 10 years (subject to potential acceleration upon a sale of the Company) and will vest in two equal tranches upon the achievement of certain net revenue milestones related to the Company’s energy beverage products.

In addition, the Company agreed to make quarterly payments to May during the term of the Agreement in amounts equal to 17.5% of the gross profit attributable to the applicable products, excluding products sold through certain excluded sales channels.

The Agreement continues in effect unless terminated by the mutual agreement of the parties, upon the sale of the Company and upon other specified termination events.

Item 7.01	Regulation FD Disclosure.

On October 29, 2021, the Company issued a press release regarding certain of the matters described in Item 1.01. That press release is furnished herewith as Exhibit 99.1. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1 Note to Draft: To be updated based on the “Effective Date” of the agreement, defined as the effective date of the release from PepsiCo. of all non-compete obligations owed or that may be owed by the Service Provider to PepsiCo. and its affiliates. Closing price on October 28, date of execution of agreement, was $0.70.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

By:	/s/ Ryan Drexler
Name:	Ryan Drexler
Title:	Chief Executive Officer

Date: November 2, 2021